UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23878

APOLLO S3 PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)
9 West 57th Street, 42nd Floor
New York, NY 10019

(Address of principal executive offices) (zip code)
Kristin Hester
Apollo S3 Private Markets Fund
9 West 57th Street, 42nd Floor
New York, NY 10019
(212)
515-3450
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)
Copy to:
Ryan P. Brizek
Debra Sutter
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001
Registrant’s telephone number, including area code: (212)
515-3450
Date of fiscal year end: March 31
Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders
.

(a)
The annual report to shareholders (the “Report”) of Apollo S3 Private Markets Fund (the “Fund”) for the period October 11, 2024 (commencement of operations) through March 31, 2025 is attached herewith.

APOLLO

GLOBAL WEALTH MANAGEMENT SOLUTIONS

APOLLO EQUITY

Apollo S3 Private Markets Fund (ASPM)

Annual Report

© 2025 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Apollo S3 Private Markets Fund

Apollo S3 Private Markets Fund
Shareholder Letter
March 31, 2025 (unaudited)

Dear Shareholders,
We are pleased to present our inaugural shareholder letter for the Apollo S3 Private Markets fund (“ASPM” or the “Fund”) for the fiscal year ended March 31, 2025. It has been an exciting few months since the inception of the Fund in October 2024. We believe the market opportunity in secondaries remains compelling, and we are well-positioned to execute the Fund’s investment strategy with support from Apollo’s expansive investment ecosystem and capabilities, the Sponsor and Secondary Solutions (S3) platform, and our experienced investment team. Since launching the Fund we have been disciplined in raising capital, sourcing and evaluating deals, and executing initial transactions. As of March 31, 2025, 56% of the portfolio is actively deployed across 12 investments, with further runway for continued deployment given the robust pipeline of opportunities which we are evaluating.
Investment Approach
ASPM offers investors a turnkey solution for broad exposure to the global secondaries market. The Fund seeks to build a diversified portfolio with both non-traditional
(also known as
GP-led
transactions) and traditional (also known as LP portfolio purchases) secondary investments. We maintain a focus on optimizing the Fund’s risk-return profile by emphasizing alpha-oriented opportunities, which we define as situations where we gain exposure to high quality private market assets at attractive discounts to what we believe to be their fair market value, with clear avenues for potential growth and value creation.
We believe ASPM delivers a differentiated approach through its flexible mandate — investing opportunistically across private markets secondaries, executing a range of transaction types, and diversifying across vintages and managers. Backed by Apollo’s integrated private markets platform, ASPM also benefits from proprietary access to private equity and credit data and investment insights and judgment, providing what we believe is a distinct edge in sourcing and evaluating secondary market opportunities.
Market Environment
We believe that secondaries have evolved over the years to play a pivotal role in the broader private markets landscape from the GP, LP, seller, and buyer/investor perspectives. Long-term drivers of the global secondaries market include (1) the growth of the private equity and private credit industry, (2) continual innovation by secondary market stakeholders in providing differentiated liquidity solutions, and (3) the unique and attractive structure of the secondaries market. Even as more funds come to market and asset raises continue to set new records
1
, secondaries transaction volume is still only ~1%
2
of total private capital assets under management
3
. We believe there is potential that annual secondary closed transaction volume exceeds $250 billion over the next few years, up from the $160+ billion in 2024
3
. In addition, deal innovation and emerging transaction types, most notably
GP-led
liquidity options (such as single- and multi-asset continuation vehicles, fund restructurings and tender offers) as well as preferred equity and synthetic secondary transactions, will continue to catalyze incremental market growth. The secondary market has developed the infrastructure necessary to drive continued expansion. On the buy-side,
dedicated secondaries funds continue to find success, with $50+ billion in final closes in Q1 2025 alone
1
. We are also seeing increased strategy offerings to areas including real assets, real estate, credit, and venture capital, among others. On the sell-side, we track more than 50 advisors and intermediaries across both established and emerging platforms, and we expect this to continue to grow.
Portfolio Construction
The ASPM portfolio has been prudently deployed since the launch of the Fund in October 2024 as the portfolio now comprises 12 investments representing 41 portfolio companies across 12 underlying sponsor GPs. Given the S3 team’s assessment of the market environment and risk-return profile across various deal types and opportunities, these initial transactions have predominantly focused on
GP-led
equity deals, with 57% of invested capital in single-asset continuation vehicles, and 27% in multi-asset continuation vehicles led by high quality and experienced underlying sponsors. The remaining 16% of the invested exposure is an
LP-led
transaction that consists of a diversified portfolio of
co-investments.
The existing investments are generally spread across technology, industrials, and financials sectors, and we expect to continue to allocate across industry and sector as we execute additional deals. Geographically, the Fund is rooted in North America, which represents 76% of underlying assets, with the remaining balance in Western Europe.

1	Secondaries Investor, “Behind 2025’s Hot Secondaries Fundraising Start”, April 10, 2025.
2	FY 2024 Evercore Secondary Market Survey Results
3	Preqin as of January 2025.

Annual Report | 3

Apollo S3 Private Markets Fund
Shareholder Letter (continued)
March 31, 2025 (unaudited)

Performance
March 2025 represented the first meaningful set of portfolio valuation marks since ASPM’s inception, which contributed to performance of 5.87% on the month. This was primarily driven by Bloom I Co-Investment LP, a portfolio of diversified co-investments,
and Trinity Ventures 2024, L.P., a multi-asset continuation vehicle comprising 16 companies spanning information technology, industrials, financials, communication services, and consumer discretionary sector exposures. The strong month brought 2025’s year-to-date return to 6.66%, and inception-to-date returns (since October 2024) to 7.11% as of March 31, 2025. We are encouraged by these initial results given the early life of the Fund. As the portfolio moves towards our target investment weights, we anticipate that performance will continue to evolve.
Summary
The Apollo S3 Private Markets Fund has made significant strides since its launch in October 2024. Leveraging Apollo’s integrated platform and supported by a cohesive and experienced team, we believe ASPM is well-positioned to capitalize on the many opportunities across the global secondaries market. We look forward to keeping you updated on key developments as we continue to scale and grow the ASPM portfolio in pursuit of strong risk-adjusted returns for our clients.
Sincerely,
The S3 Team

Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of Fund’s investments which are reflected in the financial statements.

4 | Annual Report

Apollo S3 Private Markets Fund
Fund Performance
March 31, 2025 (unaudited)

Performance Comparison (a)

	Period to Date (b)	Since Inception (c)

Apollo S3 Private Markets Fund - Class I	9.21%	9.21%
MSCI World Index (d)	(1.47)%	(1.47)%

Apollo S3 Private Markets Fund - Class I
Growth of $10,000
$11,000
10,500
10,000
9,500
9,000
10/11/2024
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
$10,921
$9,855
Apollo S3 Private Markets Fund - Class I
MSCI World Index

(a)
The graph shown above represents historical performance of hypothetical investment of $10,000 in the Class I Shares of the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. Unless otherwise noted, the Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/aspm.

(b)	Period to date is from 10/11/2024 to 3/31/2025.
(c)	Commencement of operations October 11, 2024.
(d)
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI world Index consists of 23 developed market country indices. The market index has not been reduced to reflect any of the fees or the cost of investing.

Annual Report | 5

Apollo S3 Private Markets Fund
Consolidated Schedule of Investments
March 31, 2025

		Footnote	Geographic Region	Acquisition Date	Fair Value
Private Equity Investments (56.41%)
Secondary Investments (56.41%)
Ambienta Water Pumps, SCSp		(a),(b),(c),(d)	Western Europe	2/28/2025	$10,892,384
APH Extended Value Fund H LP		(a),(b),(c)	Western Europe	1/30/2025	16,536,436
ARDIAN Expansion Syclef Continuation Fund S.L.P.		(a),(b),(c),(d)	Western Europe	12/24/2024	9,166,978
BAH Forefront, L.P.		(a),(b),(c)	North America	3/12/2025	13,688,818
Bain Capital Beacon Holdings, L.P.		(a),(b),(c)	North America	3/24/2025	6,548,716
Bloom I Co-Investment LP		(a),(b),(c)	North America	3/31/2025	19,928,295
ECP R&T Feeder Fund, L.P.		(a),(b),(c)	North America	3/28/2025	5,553,049
Noteus Partners Centaur SLP		(a),(b),(c),(d)	North America	11/6/2024	7,164,052
Strategic Value SH 130-A, L.P.		(a),(b),(c)	North America	12/13/2024	8,210,236
Trinity Ventures 2024, L.P.		(a),(b),(c)	North America	12/20/2024	17,756,137
Vista Equity Partners Hubble, L.P.		(a),(b),(c)	North America	2/27/2025	13,310,766

Total Secondary Investments (Cost $110,348,713)					$128,755,867

Total Private Equity Investments (Cost $110,348,713)					$128,755,867

	Units	Footnote	Geographic Region	Acquisition Date	Fair Value
Membership Interests (0.00%)
Financial Services (0.00%)
FPLF Management (Feeder) LLC — Class A	30	(a),(b),(e)	North America	2/19/2025	$15,000

Total Membership Interests (Cost $15,000)					$15,000

	Shares	Footnote			Fair Value
Short-Term Investments (43.45%)
Money Market Fund (43.45%)
State Street Institutional U.S. Government Money Market Fund — Opportunity Class, 4.26%	99,176,426	(f)			$99,176,426

Total Money Market Fund (Cost $99,176,426)					$99,176,426

Total Short-Term Investments (Cost $99,176,426)					$99,176,426

Total Investments (Cost $209,540,139) (99.86%)					$227,947,293

Other Assets and (Liabilities), Net (0.14%)					326,219

Net Assets (100.00%)					$228,273,512

(a)
Investment was issued in private placement transaction and as such is generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was $128,755,867, or 56.41% of net assets. As of March 31, 2025, the aggregate cost of each investment restricted to resale was $10,455,591, $14,926,810, $7,342,352, $11,284,234, $6,664,284, $13,590,483, $5,553,049, $5,927,726, $7,537,040, $13,743,394, $13,323,750, and $15,000, respectively, totaling $110,363,713.

(b)	Non-income producing.

(c)	Investment has been committed to but has not been fully funded by the Fund. See Note 10 for total unfunded investment commitments.

(d)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(e)	Fair Value Level 3 Investment.

(f)	The rate shown is the annualized seven-day yield as of March 31, 2025.
Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation
Mizuho Capital Markets, LLC	06/18/2025	USD	$25,730,859	EUR	$25,729,678	$1,181

						$1,181

6 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Statement of Assets and Liabilities
March 31, 2025

ASSETS

Investments, at fair value (cost $110,363,713)	$128,770,867
Short-term investments at fair value (cost $99,176,426)	99,176,426
Cash and cash equivalents	250,409
Net unrealized appreciation on forward currency contracts	1,181
Short-term investment income receivable	434,513
Deferred offering costs	745,025
Due from Adviser	3,462,697
Prepaid expenses and other assets	67,503

Total assets	$232,908,621

LIABILITIES

Professional fees payable	422,834
Investment advisory fees payable	285,695
Other payables and accrued expenses	361,450
Other payables and accrued expenses due to affiliates	3,565,130

Total liabilities	$4,635,109

NET ASSETS	$228,273,512

Commitments and Contingencies (Note 10)

NET ASSETS CONSIST OF

Paid-in capital	$209,548,433
Total distributable earnings/(losses)	18,725,079

NET ASSETS	$228,273,512

Class I

Net asset value	$228,273,512
Shares outstanding	8,360,834
Net asset value per share	$27.30

Class S

Net asset value	$—
Shares outstanding	—
Net asset value per share	$—

See accompanying Notes to Consolidated Financial Statements. | 7

Apollo S3 Private Markets Fund
Consolidated Statement of Operations
For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025

INVESTMENT INCOME

Short-term investment income	$2,631,312

Total investment income	2,631,312

EXPENSES

Investment advisory fees	1,174,590
Professional fees	590,927
Administrative services of the Adviser	606,795
Fund administration and accounting services	150,773
Transfer agency fees	182,736
Board of Trustees fees	93,875
Amortization of deferred offering costs	698,668
Organizational expenses	1,235,161
Other operating expenses	315,400

Total expenses	5,048,925

Less fees waived and reimbursed by Adviser (Note 4)	(3,462,697)

Net expenses	1,586,228

Net investment income	1,045,084

NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES

Net realized loss on foreign currency translations	(182,628)
Net realized loss on forward foreign currency contracts	(545,712)
Net change in unrealized appreciation on investments	17,712,973
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	694,181
Net change in unrealized appreciation on forward foreign currency contracts	1,181

NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	17,679,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,725,079

8 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Statement of Changes in Net Assets
For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income	$1,045,084
Net realized loss on forward foreign currency contracts and foreign currency translations	(728,340)
Net change in unrealized appreciation on investments, forward foreign currency contacts and translation of assets and liabilities denominated in foreign currencies	18,408,335

Net increase in net assets resulting from operations	18,725,079

CAPITAL SHARE TRANSACTIONS

Class I
Proceeds from shares issued	209,448,433
Class S
Proceeds from shares issued	—

Net increase in net assets from capital share transactions	209,448,433

Total increase in net assets	228,173,512

NET ASSETS:

Beginning of period	100,000

End of period	$228,273,512

SHARE ACTIVITY

Class I
Seed Shares	4,000
Shares sold	8,356,834

Class S
Seed Shares	—
Shares sold	—

Net increase in shares outstanding	8,360,834

See accompanying Notes to Consolidated Financial Statements. | 9

Apollo S3 Private Markets Fund
Consolidated Statement of Cash Flows
For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets from operations	$18,725,079

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments	(110,363,713)
Net purchase of short-term investments	(99,176,426)
Net change in unrealized appreciation on investments	(17,712,973)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(694,181)
Net change in unrealized appreciation on forward foreign currency contracts	(1,181)
Change in operating assets and liabilities:
Short-term investment income receivable	(434,513)
Deferred offering costs	(745,025)
Due from Adviser	(3,462,697)
Prepaid expenses and other assets	(67,503)
Professional fees payable	422,834
Investment advisory fees payable	285,695
Other payables and accrued expenses	361,450
Other payables and accrued expenses due to affiliates	3,565,130

Net cash used in operating activities	$(209,298,024)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from shares sold	209,448,433

Net cash provided by financing activities	$209,448,433

Net change in cash and cash equivalents and foreign currency	$150,409

Cash and cash equivalents, beginning of period	$100,000

Cash and cash equivalents, end of period	$250,409

10 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Financial Highlights
For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025
For a Share Outstanding Throughout the Period Presented

Class I Per share operating performance:
Net asset value, beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.16
Net realized & unrealized gain	2.14

Total income from investment operations	2.30

Net asset value, end of period	$27.30

Total return (b)	9.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$228,274
Ratios to average net assets:
Expenses excluding fee waivers and reimbursements (c)	5.71%
Expenses including fee waivers and reimbursements (c)	2.17%
Net investment income (d)	1.45%
Portfolio turnover rate (e)	—%

(a )	Calculated using the weighted average common shares outstanding.
(b )	Total return is not annualized.
(c )	Expense ratios have been annualized, except for organizational fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Net investment income ratio is annualized, except for organizational fees which are one time expenses. Ratio does not include net investment income from underlying funds in which the Fund is invested.
(e )	Percentage represents the results for the period and is not annualized.

See accompanying Notes to Consolidated Financial Statements. | 11

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements
March 31, 2025

1. ORGANIZATION
Apollo S3 Private Markets Fund (the “Fund”) was organized as a statutory trust on May 5, 2023 under the laws of the State of Delaware. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company. The Fund commenced operations on October 11, 2024. The Fund’s investment adviser is Apollo S3 RIC Management, L.P. (the “Adviser”). The Adviser is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.
The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board” and each member of the Board, a “Trustee”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund. The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a portfolio of private equity, private credit and other private assets (collectively, “private market investments”). The Fund’s private market investments predominantly focus on private equity (including buyout and growth equity) and private credit strategies, and may opportunistically include select exposures in other private markets strategies including real assets, infrastructure and venture capital, among others. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in private markets funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from pre-existing
investors in these Portfolio Funds (“Traditional Secondary Investments”), and/or (b) investments in existing private investments and/or assets of or from a Portfolio Fund(s), often requiring a bespoke structure that may include the creation of new vehicles or securities
(“Non-Traditional
Secondary Investments” and, together with Traditional Secondary Investments, “Secondary Investments” or “Secondaries”); (ii) direct or indirect investments in the equity and/or credit of private companies, alongside private market funds and/or other private market firms
(“Co-Investments”);
and (iii) primary investments in newly formed Portfolio Funds (“Primary Investments” or “Primaries”). The Fund expects to invest in private market investments principally through Secondary Investments, although the allocation among each of the types of investments set forth above may vary from time to time, especially during the Fund’s initial period of investment operations.
The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial and monetary decisions of MAPS Borrower, LLC, MAPS TopCo Holdings, LLC, MAPS Equity Holdings, LLC, MAPS Intermediate Holdings I, LLC, MAPS DC-1, LLC, MAPS FC-1, LLC, MAPS Intermediate Holdings II, LLC, MAPS DC-2, LLC, MAPS FC-2, LLC, MAPS Intermediate Holdings III, LLC, MAPS DC-3, LLC, MAPS FC-3, LLC, MAPS Intermediate Holdings IV, LLC, MAPS DC-4, LLC, and MAPS FC-4, LLC (each a “Subsidiary”, and collectively, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund.
As of March 31, 2025, the Fund offers Class I and Class S shares (“Shares”). The Shares will generally be offered on the first business day of each month at the then-current net asset value (“NAV”). As of March 31, 2025, there were no Class S shares outstanding.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting —
 The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946,
Financial Services — Investment Companies
. The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Principles of Consolidation
 — The financial position and results of operations of the Subsidiaries are included in the consolidated financial statements and footnotes. All inter-company transactions and balance have been eliminated in consolidation.

12 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

Investment Valuation
 — The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. As permitted by Rule
2a-5
under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. The Fund uses NAV as a practical expedient to determine the fair value of its Portfolio Funds. Fair valuation involves subjective judgments, and it is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.
Forward Foreign Currency Contracts
 — The Fund may enter into forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are typically valued at their quoted prices obtained from an independent pricing service and are
“marked-to-market”
at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign exchange contracts. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.
Fair Value Measurements
 — In accordance with ASC Topic 820 — Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

•
Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | 13

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, and the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs.
Portfolio Funds measure their investment assets at fair value and generally report a NAV on a calendar quarterly basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient methodology to value its investments in Portfolio Funds at their respective NAVs typically at each quarter, which may be received on a delayed basis.
Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.
The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the manager of each Portfolio Fund and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ from the values that would have been used had a public market for the investments existed.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk or liquidity associated with such investments. The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2025:

Investments	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2025

Cash and cash equivalents	$250,409	$—	$—	$250,409
Membership Interest	—	—	15,000	15,000
Short-Term Investments	99,176,426	—	—	99,176,426

Total	$99,426,835	$—	$15,000	$99,441,835

Other Financial Instruments
Assets:
Forward Foreign Currency Contracts	$—	$1,181	$—	$1,181

Total	$—	$1,181	$—	$1,181

Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contracts’ value.
The Fund held Portfolio Funds with a fair value of $128,755,867, that in accordance with ASC 820, are excluded from the fair value hierarchy as of March 31, 2025, as investments in Portfolio Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

14 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of March 31, 2025:

	Total	Membership Interest

Total Fair Value, beginning of period	$—	$—
Purchases	15,000	15,000
Transfer into Level 3	—	—
Transfer out of Level 3	—	—

Total Fair Value, end of period	$15,000	$15,000

The table below summarizes information about the significant unobservable inputs used in determining the fair value of the Level 3 assets, as of March 31, 2025:

	Fair Value at March 31, 2025	Valuation Technique(s)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Membership Interest	$15,000	Transaction Approach (a)	Cost (a)	N/A	N/A

Total Fair Value	$15,000

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
Investments in Portfolio Funds
 — The Fund generally invests into closed-end funds that do not have redemption rights; as such, the Fund is unable to withdraw from the investments in Portfolio Funds. Liquidity from these investments is provided to the Fund at the respective Portfolio Funds’ general partner’s discretion and not guaranteed. Additionally, the remaining life of these investments are unknown to the Adviser as the terms of the Portfolio Funds are subject to change and/or extension based upon the underlying Portfolio Funds’ governing documents.
Foreign Currency Translation
— Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.
Cash and Cash Equivalents
 — Cash and cash equivalents consists of monies held on deposit with State Street Bank and Trust Company, who serves as the Fund’s custodian. The Fund does not hold any restricted cash as of March 31, 2025. At certain times, cash may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation and could expose the Fund to credit risk. As of March 31, 2025, cash and cash equivalents are considered as Level 1 assets in the fair value hierarchy.
Short-term Investments
 — Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. As of March 31, 2025, short-term investments are considered as Level 1 assets in the fair value hierarchy.
Investment Income
— Dividend, interest, and short-term investment income is recognized on an accrual basis as earned. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is generally based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Annual Report | 15

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

Dividends and Distributions
 — Dividends and distributions to shareholders resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid annually as described in the Fund’s prospectus. Distributions to investors are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
Expense Recognition
 — Expenses are recorded on an accrual basis.
Federal Income Taxes
— The Fund intends to maintain its status each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and will distribute substantially all of its net investment income and net capital gains, if any, for its tax years. Therefore, no U.S. federal income tax provision is required. The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. The Fund paid excise tax of $24,526 during the 2024 tax year.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2025, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.
Organizational and Offering Costs
— Organizational expenses are expensed as incurred. Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. The Adviser agreed to advance those costs to the Fund. Such costs incurred by the Adviser and are subject to recoupment. See “Note 4 — Investment Advisory Fees, Administration Fees and Other Agreements with Affiliates” for further discussion of the Adviser. For the period from October 11, 2024 (Commencement of Operations) to March 31, 2025, the Fund incurred organizational expenses totaling $1,235,161.
Offering expenses include registration fees and legal fees regarding the preparation of the initial registration statement. Offering expenses are accounted for as deferred costs until operations begin. Offering expenses are amortized over a twelve-month period on a straight-line basis. For the period from October 11, 2024 (Commencement of Operations) to March 31, 2025, the Fund amortized offering expenses totaling $698,668.
Use of Estimates
— The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
3. DERIVATIVE TRANSACTIONS
The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency exchange contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

16 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

The Fund relies on certain exemptions in Rule
18f-4
under the 1940 Act to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The rule also impacts the use of unfunded commitment agreements and reverse repurchase agreements. Under Rule
18f-4,
“derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule
18f-4(d)(1)(ii),
reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule
18f-4(f)
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced
(“TBA”) commitments, and dollar rolls) and
non-standard
settlement cycle securities, if certain conditions are met.
The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule
18f-4).
If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule
18f-4,
the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk
based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
The Fund engaged in currency transactions with counterparties during the period ended March 31, 2025 to hedge the value of portfolio investments denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The forward foreign currency exchange contracts are marked-to-market
and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.
Fair values of forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities as of March 31, 2025, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net unrealized appreciation on forward foreign currency contracts	$1,181

Total			$1,181

For the period ended March 31, 2025, the average monthly notional value of forward foreign currency contracts was $15,651,635.
The effect of forward foreign currency contracts on the Consolidated Statement of Operations for the period ended March 31, 2025, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Realized Loss on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts	$(545,712)	Net change in unrealized appreciation on forward foreign currency contracts	$1,181

Total			$(545,712)		$1,181

Annual Report | 17

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

Offsetting of Derivative Instruments
The Fund has derivative instruments that are subject to a master netting agreement. This agreement includes provisions to offset positions with the same counterparty in the event of default by one of the parties. The Fund’s unrealized appreciation and depreciation on derivative instruments are reported net in the Consolidated Statement of Assets and Liabilities. The following table presents the Fund’s assets and liabilities related to derivatives by counterparty, net amounts available for offset under a master netting agreement for such assets and liabilities as of March 31, 2025:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Net Amount of Derivative Assets (a)

Mizuho Capital Markets, LLC	$88,425	$(87,244)	$1,181

Total	$88,425	$(87,244)	$1,181

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Net Amount of Derivative Liabilities (b)

Mizuho Capital Markets, LLC	$(87,244)	$87,244	$—

Total	$(87,244)	$87,244	$—

(a)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund.
(b)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty.
4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES
Investment Advisory
The Adviser provides certain investment advisory, management, and administrative services to the Fund. Pursuant to the investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”), the Fund will pay the Adviser an annual rate of 1.50% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets is calculated prior to the inclusion of the Management Fee payable to the Adviser and prior to any reduction for any fees and expenses of the Fund for that month. Purchased shares of beneficial interest in the Fund (the “Shares”) are incorporated into the beginning of month NAV and included in the computation of the Management Fee payable. The Management Fee will be calculated before giving effect to any repurchase of Shares by the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 business days after the completion of the NAV computation for the month.
The Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other service providers of the Fund. These services include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. The Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. For the period from October 11, 2024 (Commencement of Operations) to March 31, 2025, the Adviser provided services under these agreements totaling $606,795, which is shown in the Consolidated Statement of Operations as Administrative services of the Adviser.
Expense Limitation Agreement
Pursuant to an expense limitation agreement with the Fund (the “Expense Limitation Agreement”), the Adviser agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, any Distribution and Servicing Fee (as defined below), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to

18 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agreed to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six
months after the month in which the Adviser incurred the expense. The Expense Limitation Agreement is in place until April 30, 2026. At that time the Expense Limitation Agreement may be extended for additional one year periods with the consent of the Adviser and Fund. For the period from October 11, 2024 (Commencement of Operations) to March 31, 2025, expenses reimbursed to the Fund by the Adviser totaled $3,462,697. This amount is reflected in Due from Adviser in the Consolidated Statement of Assets and Liabilities. The balance of recoupable expenses for the Fund was as follows:

Expiration Period

Less than 1 year	$—
1-2 years	$—
2-3 years	$3,462,697

Total	$3,462,697

Distribution Agreement
Apollo Global Securities, LLC (“AGS”), an affiliate of the Adviser and the Adviser, serves as distributor to the Fund (the “Distributor”). Under a distribution agreement, Class S Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. Class S Shares pay a Distribution and Servicing Fee to AGS at an annual rate of 0.85%, based on the aggregate net assets of the Fund attributable to such class. Class I Shares are not subject to a Distribution and Servicing Fee and do not bear any expenses associated therewith. For the year ended March 31, 2025, Class S Shares incurred zero Distribution and Servicing Fees.
Fund Administration and Accounting Fees and Expenses
State Street Bank and Trust Company serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.
Transfer Agency Fees and Expenses
SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the transfer agent, distribution paying and shareholder servicing agent to the Fund. Under the Services Agreement with the Fund, SS&C is responsible for maintaining all shareholder records of the Fund.
Custody Fees and Expenses
State Street Bank and Trust Company serves as the Fund’s custodian and receives customary fees from the Fund for such services.
Officer and Trustee Fees
Each independent trustee receives an annual retainer of $42,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per independent trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. The Fund may reimburse the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Fund’s officers.

Annual Report | 19

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

5. CAPITAL SHARE TRANSACTIONS
The Fund offers Class I and Class S Shares. The Shares will generally be offered on the first business day of each month at the then-current NAV. The minimum initial investment in the Fund by any investor is $25,000 with respect to Class S Shares and Class I Shares. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan (the “DRIP”).
The Adviser expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the NAV of the Fund on a quarterly basis, although any particular recommendation may exceed such percentage. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. The Adviser anticipates that, after the Fund completes its second full quarter of operations, the Adviser will recommend to the Board that the Fund begin to repurchase Shares.
6. INVESTMENT TRANSACTIONS
The cost of purchases, other than short-term securities, for the period ended March 31, 2025 amounted to $110,363,713.
7. TAX BASIS INFORMATION
Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The March 31, 2025 book cost has not been adjusted for book/tax basis differences, as the first tax year-end will be September 30, 2025.
8. RISK FACTORS
The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s Private Market Investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:
Risks of Private Equity Strategies.
The Fund’s investment portfolio will include Secondary Investments,
Co-Investments
and Primary Investments. The Portfolio Funds and special purpose vehicles that the Fund invests in will hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.
Liquidity Risk.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

20 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

General Market Risk.
Investments made in connection with acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.
Private Market Investments.
The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.
Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Manager, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitor the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.
The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Management Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. Moreover, a shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.
Underlying Fund Risk.
The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors. Volatile conditions in the capital markets may cause limitations on the ability of companies in which the Portfolio Funds will invest to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede upon the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund or Portfolio Funds.
General Investment Risk.
There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile, and a shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.
Market Disruption and Geopolitical Risk.
Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the
non-U.S.
jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.
Change in Trade Negotiations.
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and has made proposals and taken actions related thereto. Tariffs on imported goods could adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Annual Report | 21

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

Management Risk.
The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Market Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Portfolio Funds,
Co-Investments
and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.
Repurchase Offers Risk.
Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value and the Adviser intends to recommend that
, in normal market circumstances, the Fund conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets, the Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly repurchase offer of less than 5% of the Fund’s net assets or not conduct a quarterly repurchase offer in any quarter. As a result, Shares should be considered as having only limited liquidity and at times may be illiquid. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end
registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a shareholder tenders due to the illiquidity of the Fund’s investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. Moreover, one or more access vehicles will be formed to facilitate indirect investments in the Fund by certain investors. Requests by these investors to withdraw their interests in an access vehicle are expected to result in tenders by the access vehicle in a tender offer by the Fund and could contribute to an over-subscription of a particular tender offer. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.
There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.
Restrictions on Transfers.
Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the shareholder or with
the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.
Non-Diversified
Status.
The Fund is classified as a
“non-diversified”
investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified
fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund. However, the Fund will be subject to the diversification requirements applicable to regulated investment companies under Subchapter M of the Code.
Valuation Risk.
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

22 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

A substantial portion of the Fund’s assets are expected to consist of Portfolio Funds and
Co-Investments
for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.
Derivatives Risk.
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.
The Fund relies on certain exemptions in Rule
18f-4
to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule
18f-4,
“derivatives transactions” include the following : (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule
18f-4(d)(l)(ii),
reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule
18f-4(e)
when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule
18f-4(f)
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and nonstandard settlement cycle securities, if certain conditions are met.
The Fund intends to operate as a “ limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule
18f-4).
Unless the Fund qualifies as a “limited derivatives user” as defined in Rule
18f-4,
the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-
risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Foreign Currency Risk.
Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Annual Report | 23

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2025

9. INDEMNIFICATION
The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
10. COMMITMENTS AND CONTINGENCIES
As of March 31, 2025, the Fund had unfunded commitments to private equity investments totaling $72,558,409. The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded commitments outstanding amount above.
11. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that the following events were disclosable:
On April 15, 2025, the Fund entered into a credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (“JPM”) as lender, which matures April 15, 2027. Under the terms of the Credit Facility, the Fund may borrow up to $25,000,000 on a revolving basis (the “Revolving Loan”). Borrowings under this facility bear interest at a rate of SOFR plus 2.75%. Any unused portion of the Revolving Loan is subject to a quarterly commitment fee equal to 0.50% (which percentage shall increase to 1.00% after six months) per annum of the actual daily unused portion of the Revolving Loan.

24 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Apollo S3 Private Markets Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statements of assets and liabilities of Apollo S3 Private Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, the related consolidated statements of operations, changes in net assets, cash flows, and the consolidated financial highlights for the period from October 11, 2024 through March 31, 2025, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations, its changes in net assets, its cash flows and its consolidated financial highlights for the period from October 11, 2024 through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of secondary investments owned as of March 31, 2025, by correspondence with those responsible for the financial reporting of the investees, custodians, and banks; when replies were not received from those parties, we performed alternative procedures surrounding the existence of the securities owned as of March 31, 2025. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
New York, New York
May 28, 2025
We have served as the auditor of one or more Apollo Investment Companies since 2011.

 | 25

Apollo S3 Private Markets Fund
Dividend Reinvestment Plan
March 31, 2025 (unaudited)

The Fund will operate under the DRIP administered by SS&C GIDS, Inc. (the “Plan Agent”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Plan Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Plan Agent 30 days prior to the record date of the distribution, or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Plan Agent, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per share for the relevant class of Shares.
The Plan Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Plan Agent will hold Shares in the account of the shareholders in non-certificated
form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Plan Agent will distribute all proxy solicitation materials, if any, to participating shareholders.
In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Plan Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither the Plan Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash
distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Apollo S3 Private Markets Fund c/o SS&C GIDs Inc., 430 W. 7th St., Suite 219536, Kansas City, MO 64105-1407 (direct overnight mail). Certain transactions can be performed by calling the toll-free number
1-888-926-2688.

26 | Annual Report

Apollo S3 Private Markets Fund
Additional Information
March 31, 2025 (unaudited)

Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s N-PORT reports are available on the SEC’s website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | 27

Apollo S3 Private Markets Fund
Trustees and Officers
March 31, 2025 (unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at
888-926-2688.
Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years

Meredith Coffey (1968)	Trustee since inception	Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association from 2008-2023.	5	Formerly, Director, Apollo Senior Floating Rate Fund Inc. from 2023-2024; formerly, Director, Apollo Tactical Income Fund Inc. from 2023-2024; Trustee, Apollo Debt Solutions BDC from 2021-present; Trustee, Apollo Diversified Credit Fund from 2022-present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025-present; Trustee, Apollo Origination II (UL) Capital Trust from 2025-present.
Christine Gallagher (1985)	Trustee since inception	Customer Experience (CX) Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services from 2024-present; Chief of Staff, Military & Veterans Health Solutions at Leidos from 2023-2024; Communications and Engagement Manager, Military and Family Life Counseling (MFLC) Program (West) at Leidos from 2021-2023; President of Military Quality of Life Consulting, LLC, a military support and consulting company, from 2015-present.	3	Trustee, Apollo Debt Solutions BDC from 2021-present; Trustee, Apollo Diversified Credit Fund from 2022-present.
Michael Porter (1983)	Trustee since inception	Corporate Development and Strategy at Netflix from 2014-2025; Board of Directors of Ednovate Charter School from 2020-present.	3	Trustee, Apollo Debt Solutions BDC from 2021-present; Trustee, Apollo Diversified Credit Fund from 2022-present.
Carl J. Rickertsen (1960)	Trustee since inception	Managing partner of Pine Creek Partners, a private equity investment firm, from 2015-present.	5	Formerly, Director, Apollo Senior Floating Rate Fund Inc. from 2011-2023; formerly, Director, Apollo Tactical Income Fund Inc. from 2013-2023; formerly, Director, Berry Global Inc. from 2013-2024; Director, MicroStrategy Inc. from 2002-present; Trustee, Apollo Debt Solutions BDC from 2021-present; Director, Hut 8 Corp. from 2022-present; Trustee, Apollo Diversified Credit Fund from 2022-present; Director, Magnera Corporation from 2024-present; Trustee, Apollo Origination II (Levered) Capital Trust from 2025-present; Trustee, Apollo Origination II (UL) Capital Trust from 2025-present.

28 | Annual Report

Apollo S3 Private Markets Fund
Trustees and Officers (continued)
March 31, 2025 (unaudited)

Interested Trustee and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years

Steve Lessar (1972)	President, Trustee, and Chief Executive Officer since inception	Partner and Co-Head of Sponsor & Secondary Solutions (S3) at Apollo Global Management, Inc. from 2022-present; formerly, Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives from 2018-2022.	1	N/A
Michael Rucker (1983)	Chief Financial Officer and Treasurer since December 2024	Managing Director and Controller of Sponsor & Secondary Solutions (S3) and Hybrid Value at Apollo Global Management, Inc. from 2011-present.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary since inception	Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc. from 2015-present; Chief Legal Officer and Secretary, Apollo Debt Solutions BDC, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust, MidCap Apollo Institutional Private Lending, MidCap Financial Investment Corporation and Redding Ridge Asset Management LLC from 2022-present.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer since inception	Principal, Apollo Global Management, Inc. from 2022-present; Chief Compliance Officer, Apollo Diversified Real Estate Fund from 2018-present; Chief Compliance Officer, Apollo Diversified Credit Fund from 2018-present, Vice President and Assistant Secretary, Apollo Diversified Credit Fund from 2020-present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, MidCap Apollo Institutional Private Lending, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust from 2023-present; formerly, Chief Compliance Officer, Griffin Capital Asset Management Company, LLC from 2017-2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**
“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, MidCap Apollo Institutional Private Lending and MidCap Financial Investment Corporation.

Annual Report | 29

Apollo S3 Private Markets Fund
Service Providers
March 31, 2025 (unaudited)

Investment Adviser
Apollo S3 RIC Management, L.P.
9 West 57th Street, New York, NY 10019
Administrator
State Street Bank and Trust Company
100 Summer Street, Floor 5 Boston, MA 02110
Custodian
State Street Bank and Trust Company
100 Summer Street, Floor 5 Boston, MA 02110
Distributor
Apollo Global Securities, LLC
9 West 57th Street, New York, New York 10019
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza, New York, NY 10112
Legal Counsel
Simpson Thacher & Bartlett LLP
900 G Street, NW, Washington, D.C. 20001
Transfer Agent and DRIP Administrator
SS&C GIDS, Inc.
330 W 9th Street, Kansas City, MO 64105

30 | Annual Report

Apollo S3 Private Markets Fund
Privacy Policy
March 31, 2025 (unaudited)

Dear Client or Investor:
Apollo Global Management, Inc. (“Apollo”) and its subsidiaries
1
(together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this policy for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.
We collect nonpublic personal information about investors from the following sources:

•
information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;

•
commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and

•	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.
We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.
Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.
We will adhere to the policies and practices described in this Privacy Policy regardless of whether the investor is a prospective, current or former investor.
If you have any questions concerning this Privacy Policy, please contact
privacy@apollo.com
.

1	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

Annual Report | 31

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice
This notice, along with the Privacy Policy above, describes how Apollo,
2
as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,
3
as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section
Additional Information for California Residents
for additional disclosures, our
Notice at Collection
, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).
If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.
Collection of Information
Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Policy and other Personal Information about you. “Personal Information” for purposes of this notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.
We may collect certain categories of Personal Information from investors, including:

•
identifiers and similar information
such as name, address, date and place of birth,
e-mail
address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;

•
financial information,
including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;

•	personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;

•
commercial information
, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;

•
certain information that may qualify as “special category” data under applicable data protection laws
, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;

•	education information , including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;

2
As defined in the Apollo Privacy Policy, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

3
Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

32 | Annual Report

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

•	internet or other electronic network activity information , including interactions with our website or use of certain online tools;

•	audio (e.g., voicemail), electronic, visual or similar information ;

•	professional or employment-related information , including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;

•	inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and

•
certain information that may qualify as “sensitive personal information” under the CCPA
, such as your social security number, passport number, driver’s license, or state identification card; your account log-in,
financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

How We Collect Information
Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Policy, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail,
e-mail,
or telephone.
We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Policy.
We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.
Why We Collect Information
As permitted by applicable laws, we use Personal Information primarily to communicate with investors.
We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

•	comply with our obligations to investors under contract or related pre-contractual steps;

•
support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out
mechanisms that may be available in those messages or by contacting us via the channels provided below;

•
where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;

•	protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;

Annual Report | 33

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

•
maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;

•	compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;

•
detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;

•	internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;

•
audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and

•	with your consent, as required under applicable law.
We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.
How We Disclose Information
We disclose information for the purposes described above in the Privacy Policy and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.
We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.
Security Measures
We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.
Transfers of Information
Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal

34 | Annual Report

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the
Contact
section below.
How Long We Keep Information
We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.
Individual Rights and Choices
Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details provided in the
Contact
section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review
Additional Information for California Residents
below for a description of your California-specific rights regarding your Personal Information.
Additional Information for California Residents
The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).
Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”
Notice at Collection and Use of Personal Information
Information We Collect
Depending on how you interact with us, we may collect the categories of Personal Information listed above in
Collection of Information.
How We Use Collected Information
We may use Personal Information from you for the purposes described above in the section
Why We Collect Information.
Sale or Sharing of Personal Information
We do not “sell” your personal information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate personal information to another business or third party for monetary or other

Annual Report | 35

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

valuable consideration. We also do not “share” your personal information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.
How Long We Keep Information
We retain your Personal Information as described above in the section
How Long We Keep Information
.
For more information about our privacy practices, please review our entire Privacy Policy and accompanying Appendix.
Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information
What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information
In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in
Collection of Information
. We may collect Personal Information from all or some of the categories of sources listed in the section
How We Collect Information
. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section
Why We Collect Information
.

36 | Annual Report

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

Our Disclosure of Personal Information
We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as describe in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure

Identifiers
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  Debugging and repainting errors impairing functionality (such as on our portals or website).
•  Internal research for technological development and demonstration.
•  Activities to verify, maintain, or improve the quality of our services.
•  Business development and marketing initiatives.
•  To comply with applicable laws and regulations.

Additional information subject to Cal. Civ. Code § 1798.80(e)
Characteristics of protected classifications under certain federal or state laws
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  To comply with applicable laws and regulations.

Commercial information
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  Debugging and repainting errors impairing functionality (such as on our portals or website).
•  Internal research for technological development and demonstration.
•  Activities to verify, maintain, or improve the quality of our services.
•  Business development and marketing initiatives.
•  To comply with applicable laws and regulations.

Annual Report | 37

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure

Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities

•  Performing services
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  To comply with applicable laws and regulations.

Internet or electronic network activity information
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  Debugging and repainting errors impairing functionality (such as on our portals or website).
•  Internal research for technological development and demonstration.
•  Activities to verify, maintain, or improve the quality of our services.
•  Business development and marketing initiatives.
•  To comply with applicable laws and regulations.

Audio, electronic, visual, or similar information
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  Business development and marketing initiatives.
•  To comply with applicable laws and regulations.

Professional or employment-related Information
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  Business development and marketing initiatives.
•  To comply with applicable laws and regulations.

38 | Annual Report

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure

Inferences drawn from any of the information identified above
•  Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•  Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•  Professional services organizations, such as auditors.
•  Affiliated entities.

•  Performing services.
•  Auditing related to consumer interactions and transactions.
•  Short-term, transient use.
•  Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•  Internal research for technological development and demonstration.
•  Business development and marketing initiatives.
•  To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in
Collection of Information
above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in
Collection of Information
above for the business or commercial purposes identified above in
Why We Collect Information
. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.
We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.
Use and Disclosure of Sensitive Personal Information
As noted in
Collection of Information
, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.
California Residents’ Rights under the CCPA
If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed, at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv)
opt-out
of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v)
opt-out
of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

Annual Report | 39

Apollo S3 Private Markets Fund
Privacy Policy (continued)
March 31, 2025 (unaudited)

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.
How to Submit a Request under the CCPA
You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number:
833-271-8296,
or
e-mail
us at
privacy@apollo.com
.
We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.
You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.
Contact
This Privacy Policy and Appendix are available in alternative formats upon request. Please contact
privacy@apollo.com
with any questions about this notice or our data privacy and data protection practices or to request this Privacy Policy in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.
This Privacy Policy was last updated on February 7, 2025.

40 | Annual Report

Apollo Global Management, Inc. 9 West 57th Street New York, NY 10019	212.515.3200 https://apollo.com/aspm

Not a deposit	May lose value	No bank guarentee
This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products.

© 2025 Apollo Global Management, Inc. All rights reserved.

Not insured by the FDIC, NCUA or any other government agency

(b) Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this Report, the Fund has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on behalf of the Fund, regardless of whether these individuals are employed by the Fund or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this Report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this Report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees (the “Board”) of the Fund has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”).

(a)(2)

The Board has designated Carl J. Rickertsen as the Fund’s audit committee financial expert. The Board has determined that Mr. Rickertsen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed to the Fund for the period October 11, 2024 (commencement of operations) through March 31, 2025 for professional services rendered by Deloitte & Touche LLP (“D&T”), the Fund’s independent registered public accounting firm, for the audit of the Fund’s annual financial statements and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements were $100,000.

(b)

Audit-Related Fees. The aggregate fees billed to the Fund for the period October 11, 2024 (commencement of operations) through March 31, 2025 for assurance and related services by D&T that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0.

(c)

Tax Fees. The aggregate fees billed to the Fund for the period October 11, 2024 (commencement of operations) through March 31, 2025 for professional services rendered by D&T for tax compliance, tax advice and tax planning were $3,000. Tax fees for the period October 11, 2024

(commencement of operations) through March 31, 2025 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)

All Other Fees. For the period October 11, 2024 (commencement of operations) through March 31, 2025, the aggregate fees billed by D&T to the Fund for all services other than services reported under audit fees, audit-related Fees, and tax fees were $0.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s audit committee.

(e)(2)

No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by D&T for services rendered to the Fund, the Adviser and any Affiliated Service Providers for the period October 11, 2024 (commencement of operations) through March 31, 2025 were $3,000.

(h)

The Fund’s principal accountant notified the Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence. No such services were provided for the period October 11, 2024 (commencement of operations) through March 31, 2025.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Fund’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report filed under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(a)(6) is a copy of the proxy voting policies and procedures of the Adviser.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. The information provided below is current as of the date of this filing.

Steve Lessar, Portfolio Manager, is Partner and Co-Head of Apollo’s Sponsor & Secondary Solutions (S3) business and is a member of the S3 Investment Committees. Prior to Apollo, Steve was a Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, where he co-founded the SLS business dedicated to private markets secondaries. Prior to BlackRock, Steve was a Managing Director and Co-Head of Secondaries in the Alternative Investments & Manager Selection (AIMS) Group at Goldman Sachs & Co. Steve began his career as an active duty officer in the US Army. Steve graduated from the United States Military Academy at West Point with a BS degree in Engineering Management and received his MBA from The Wharton School at the University of Pennsylvania.

Veena Isaac, Portfolio Manager, is Co-Head of Apollo’s Sponsor & Secondary Solutions (S3) business and is a member of the S3 Investment Committees. Prior to Apollo, Veena was a Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, where she co-founded the SLS business dedicated to private market secondaries. Prior to BlackRock, Veena was a Partner at Jasper Ridge, where she co-led the secondaries investing effort, and a Principal at Pantheon Ventures where she focused on all aspects of secondary transactions. Veena began her career at Goldman Sachs in Investment Banking and in Investment Management. Veena is a member of the S3 Investment Committees. Veena holds a BA degree in Economics and Mathematics from Mount Holyoke College and a MBA from the Stanford Graduate School of Business.

Konnin Tam, Portfolio Manager, is Partner and Co-Head of Apollo’s Sponsor & Secondary Solutions (S3) business and is a member of the S3 Investment Committees. Prior to Apollo, Konnin was a Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, where he co-founded the SLS business dedicated to private markets secondaries. Prior to BlackRock, Konnin was a Managing Director and Portfolio Manager for private equity strategies in the Alternative Investments & Manager Selection (AIMS) Group at Goldman Sachs & Co. Konnin began his career in the Investment Banking Division at Goldman Sachs, based in New York. Konnin graduated from the University of Pennsylvania with a BS degree in Economics.

(a)(2)

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)(1)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)(2)
Steve Lessar	Registered investment companies	-	$-	-	$-
	Other pooled investment vehicles	8	$6,557	5	$5,685
	Other accounts	3	$1,935	1	$400

Veena Isaac	Registered investment companies	-	$-	-	$-
	Other pooled investment vehicles	8	$6,557	5	$5,685
	Other accounts	3	$1,935	1	$400

Konnin Tam	Registered investment companies	-	$-	-	$-
	Other pooled investment vehicles	8	$6,557	5	$5,685
	Other accounts	3	$1,935	1	$400

(1)	Total assets represents assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.
(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Potential Conflicts of Interest

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), affiliates of the Adviser, sponsors, manages or advises and will continue to sponsor, manage or advise other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). Apollo will continue to sponsor, manage or advise new Apollo Clients, whether alone or partnering with others, and will continue to maintain, develop, expand or monetize its investment and advisory and related businesses. Certain current Apollo Clients have, and certain future Apollo Clients are expected to have, investment mandates that overlap, either substantially or in part, with that of the Fund, and Apollo expects that the universe of potential investments and other activities of Apollo’s business could overlap with the investments and activities of the Fund, each of which, as a result, is expected to create conflicts of interest.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2025.

Apollo’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to Apollo and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of Apollo and its clients.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each portfolio manager as of March 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Steve Lessar	None
Veena Isaac	None
Konnin Tam	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)

The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended, are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(a)(6)	The proxy voting policies and procedures of the Adviser are attached hereto.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apollo S3 Private Markets Fund

By:	/s/ Steve Lessar
Steve Lessar
Chief Executive Officer, President, Trustee and Principal Executive Officer

Date: June 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

Apollo S3 Private Markets Fund

By:	/s/ Steve Lessar
Steve Lessar
Chief Executive Officer, President, Trustee and Principal Executive Officer

By:	/s/ Michael Rucker
Michael Rucker
Treasurer, Chief Financial Officer and Principal Financial Officer

Date: June 4, 2025